Exhibit 17

[Proxy Card Front]

BlackRock California Municipal Income Trust II (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(A)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock California Municipal Income Trust II (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the preferred shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(A)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Proposal 1(A)(ii) (Preferred Shares Only)

2.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock California Investment Quality Municipal Trust Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(B)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Investment Quality Municipal Trust Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the preferred shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(B)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Proposal 1(B)(ii) (Preferred Shares Only)

2.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Insured Municipal Income Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(C)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Insured Municipal Income Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the preferred shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(C)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Proposal 1(C)(ii) (Preferred Shares Only)

2.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Municipal Bond Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(D)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Municipal Bond Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the preferred shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(D)(i) (Common and Preferred Shares)

1.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Proposal 1(D)(ii) (Preferred Shares Only)

2.
To approve an Agreement and Plan of Reorganization among the Fund, BlackRock California Municipal Income Trust and BFZ Merger Subsidiary and the termination of the Fund’s registration under the Investment Company Act of 1940, as amended.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Municipal Income Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 2(A)(i) – 2(D)(i) (Common and Preferred Shares)

1.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Income Trust II, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

2.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Investment Quality Municipal Trust Inc., BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

3.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Insured Municipal Income Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

4.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Bond Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]
BlackRock California Municipal Income Trust (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware  19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Anne F. Ackerley, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the preferred shares of the Fund, held of record by the undersigned on July 24, 2009 at the special meeting of shareholders of the Fund to be held on Tuesday, September 22, 2009 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 2(A)(i) – 2(D)(i) (Common and Preferred Shares)

1.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Income Trust II, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

2.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Investment Quality Municipal Trust Inc., BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

3.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Insured Municipal Income Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

4.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Bond Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Proposal 2(A)(ii) – 2(D)(ii) (Preferred Shares Only)

5.
To approve the issuance of additional shares of preferred stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Income Trust II, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

6.
To approve the issuance of additional shares of preferred stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Investment Quality Municipal Trust Inc., BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

7.
To approve the issuance of additional shares of preferred stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Insured Municipal Income Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

8.
To approve the issuance of additional shares of preferred stock of the Fund in connection with an Agreement and Plan of Reorganization among BlackRock California Municipal Bond Trust, BFZ Merger Subsidiary and the Fund.

FOR     ☐          AGAINST     ☐          ABSTAIN     ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.